EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
NOTE 8 - EARNINGS PER SHARE

Basic net income (loss) per share is computed by dividing net income (loss) attributable to the Company, decreased with respect to net income or increased with respect to net loss by dividends declared on preferred stock by using the weighted-average number of common shares outstanding. The dilutive effect of incremental common shares potentially issuable under outstanding options, warrants and restricted shares is included in diluted earnings per share in 2016 and 2015 utilizing the treasury stock method. The computations of basic and diluted per share data were as follows:

	12/31/2016	12/31/2015

Net (loss) income	$(601,002)	$(6,687,912)
Weighted average common shares outstanding – basic	12,564,824	12,561,598
Option awards	8,074	20,687
Weighted average common shares outstanding - dilutive	12,564,824	12,561,598
Basic and Diluted	(0.05)	(0.53)